EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 27, 1997 included in Sunrise International Leasing Corporation's Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.



                                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
July 17, 1998                                          /s/ Arthur Andersen LLP